UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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FRANKLIN BSP CAPITAL CORPORATION
(Name of Registrant as Specified in its Charter)

______________________________________________________________
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Vassallo, Robert From: SPECIMEN <id@proxyvote.com> Sent: Tuesday, March 18, 2025 5:17 PM To: Krause, Dominique Subject: #FBCC25PXY# FRANKLIN BSP CAPITAL CORPORATION Annual Meeting%Z89875_0_ 0123456789012345_0000001% This Message Is From an External Sender This message came from outside your organization. Be the vote that counts. FRANKLIN BSP CAPITAL CORPORATION

2025 Annual Meeting June 6, 2025 VOTE NOW Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts! Ways to Vote ProxyVote 800.690.6903 Virtual Meeting Important Information For holders as of April 3, 2025 Vote Common Shares by: June 5, 2025 Control Number: 0123456789012345 View documents: Notice of Meeting and Proxy Statement | Form 10-K | Shareholder Letter |

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